Exhibit 99

                                  PRESS RELEASE

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
   For further information contact:   William K. Beauchesne
                                      Executive Vice President and Chief Financial Officer
                                      (703) 633-6120
                                      wbeauchesne@vcbonline.com

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   For immediate release:     VIRGINIA COMMERCE BANCORP, INC.  REPORTS
                              RECORD THIRD QUARTER AND NINE MONTH
                              EARNINGS AND CONTINUED STRONG GROWTH

         ARLINGTON, VA. OCTOBER 9, 2001. Virginia Commerce Bancorp, Inc. (NASDAQ-VCBI) today reported record third quarter earnings of $1,422,991, an increase of 46.6% over 2000 third quarter earnings of $970,677. For the nine months ended September 30, 2001, the Company achieved earnings of $3,536,273, also a record and an increase of 45.5% compared to earnings of $2,430,885 for the nine months ended September 30, 2000. The Company's return on average assets and return on average stockholder's equity of for the nine months ended September 30, 2001 were 1.10% and 20.59%. Diluted earnings per share of $0.48 and $1.20 for the third quarter and year-to-date 2001 respectively, rose 45.5% and 44.6% from the comparable periods in 2000.

         Net interest income for the third quarter of $4,668,181 was up 30.3% over the third quarter of 2000, as a decline in the Company's net interest margin due to lower interest rates was offset with continued strong loan volume. Non-interest income of $1,236,703 represented a 74.4% increase over the prior year's third quarter level of $709,251 largely due to a 98.9% increase in fees and net gains on mortgage loans held-for-sale. Non-interest expense of $3,528,561 increased 39.5% over the $2,529,096 reported for the third quarter of 2000 as a result of higher employee commissions associated with higher levels of new loan originations and overhead associated with new branches opened in November 2000 and April 2001.

         Total assets as of September 30, 2001, were $465,361,764, up 31.7% over $353,414,014 a year earlier. Deposits grew similarly over the same period with a 29.8% increase to $392,168,001. Loans, net of allowance for loan losses, rose to $369,202,279, a 32.5% increase over the $278,618,531 reported as of September 30, 2000.

         Virginia Commerce Bancorp, Inc. is the parent company of Virginia Commerce Bank, a full-service community bank headquartered in Arlington, with twelve branches and two mortgage lending offices serving Northern Virginia.

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                         VIRGINIA COMMERCE BANCORP, INC.
                           Consolidated Balance Sheets

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                                                            SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------------
ASSETS
  Cash and due from banks                                        $  11,400,265            $  15,236,403
  Securities (fair value $68,306,067 and                            68,044,927               50,077,499
  $49,747,389)
  Federal funds sold                                                 6,814,000                       --
  Loans, net of allowance for loan                                 369,202,279              278,618,531
    losses of $3,478,188 and $2,482,411
  Bank premises and equipment, net                                   6,128,388                5,608,916
  Accrued interest receivable                                        2,182,818                2,272,315
  Other assets                                                       1,589,087                1,600,350
-------------------------------------------------------------------------------------------------------
  Total Assets                                                   $ 465,361,764            $ 353,414,014
-------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS EQUITY
  Deposits:
    Demand                                                       $  64,345,539            $  58,338,947
    NOW , money market and savings accounts                        131,758,611               99,777,662
    Time, $100,000 and over                                         79,882,280               53,952,942
    Other time deposits                                            116,181,571               90,041,028
-------------------------------------------------------------------------------------------------------
  Total Deposits                                                 $ 392,168,001            $ 302,110,579
-------------------------------------------------------------------------------------------------------

  Securities sold U/A repurchase and fed funds purchased         $  35,129,415            $  23,765,781
  Other borrowed funds                                              10,400,000                5,900,000
  Accrued interest payable                                           1,344,910                1,187,664
  Other liabilities                                                    919,315                  379,977
-------------------------------------------------------------------------------------------------------
  Total Liabilities                                              $ 439,961,641            $ 333,344,001
-------------------------------------------------------------------------------------------------------
STOCKHOLDERS EQUITY:
  Preferred stock, $5 par,
    1,000,000 authorized of which
    none have been issued                                        $           0            $           0
  Common stock, $1.00  par,
    5,000,000 shares authorized,
       2,720,816 and 2,165,687 issued and outstanding                2,720,816                2,165,687
  Surplus                                                           13,190,695               13,648,064
  Retained earnings                                                  9,008,452                4,656,871
  Accumulated other comprehensive income (loss)*                       480,160                 (400,609)
-------------------------------------------------------------------------------------------------------
  Total Stockholders Equity                                      $  25,400,123            $  20,070,013
-------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                        $ 465,361,764            $ 353,414,014
-------------------------------------------------------------------------------------------------------

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* Representing unrealized gains (losses) on securities available-for-sale.

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                         VIRGINIA COMMERCE BANCORP, INC.
                        Consolidated Statements of Income

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                                                                     QUARTER ENDED                    YEAR-TO-DATE
                                                                     -------------                    ------------
                                                            SEP 30, 2001     SEP 30, 2000     SEP 30, 2001     SEP 30, 2000
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

INTEREST INCOME
  Interest and fees on loans                                 $ 7,688,088      $ 6,150,267      $22,100,802      $16,278,825
  Interest on investment securities:
    U.S. Treasury securities and agency obligations              892,397          798,227        2,459,527        2,308,542
    Other securities                                              46,542           23,370          107,358           61,016
  Interest on federal funds sold                                 199,213          110,481          641,501          263,239
  Interest on deposits with other banks                              178              354              915           35,460
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  Total Interest Income                                      $ 8,826,418      $ 7,082,699      $25,310,103      $18,947,082
---------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
  Deposits                                                   $ 3,818,102      $ 3,078,740      $11,126,919      $ 7,995,967
  Securities sold under agreement to repurchase and
   fed funds purchased                                           223,118          298,238          845,253          740,132
  Other borrowed funds                                           117,017          123,255          387,967          232,585
---------------------------------------------------------------------------------------------------------------------------
  Total Interest Expense                                     $ 4,158,237      $ 3,500,233      $12,360,139      $ 8,968,684
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    NET INTEREST INCOME                                        4,668,181        3,582,466       12,949,964        9,978,398
  Provision for loan losses                                      225,000          290,000          675,000          620,000

  Net Interest Income after Provision for Loan               $ 4,443,181      $ 3,292,466      $12,274,964      $ 9,358,398
Losses

NON-INTEREST INCOME
  Service charges and other fees                             $   325,319      $   249,879      $   932,928      $   731,937
  Fees and net gains on mortgage loans held for sale             898,842          451,799        2,284,724        1,101,711
  Other                                                           12,542            7,573           34,206           23,744
---------------------------------------------------------------------------------------------------------------------------
  Total Non-Interest Income                                  $ 1,236,703      $   709,251      $ 3,251,858      $ 1,857,392
---------------------------------------------------------------------------------------------------------------------------

NON-INTEREST EXPENSE
  Salaries and employee benefits                             $ 2,093,177      $ 1,391,341      $ 5,902,551      $ 4,128,207
  Occupancy expense                                              586,077          482,194        1,699,518        1,433,044
  Data Processing                                                210,147          192,393          671,233          544,720
  Other operating expense                                        639,160          463,168        1,899,326        1,421,430
---------------------------------------------------------------------------------------------------------------------------
  Total Non-Interest Expense                                 $ 3,528,561      $ 2,529,096      $10,172,628      $ 7,527,401
---------------------------------------------------------------------------------------------------------------------------
  Income Before Taxes on Income                              $ 2,151,323      $ 1,472,621      $ 5,354,194      $ 3,688,388
---------------------------------------------------------------------------------------------------------------------------
  Provision for income taxes                                     728,332          501,944        1,817,921        1,257,504
---------------------------------------------------------------------------------------------------------------------------
  NET INCOME                                                 $ 1,422,991      $   970,677      $ 3,536,273      $ 2,430,885
---------------------------------------------------------------------------------------------------------------------------

  Earnings per common share, basic                           $      0.52      $      0.36      $      1.31      $      0.90
  Earnings per common share, diluted                         $      0.48      $      0.33      $      1.20      $      0.83

  Average common shares outstanding:
    Basic                                                      2,711,550        2,706,917        2,708,461        2,706,917
    Diluted                                                    2,984,820        2,926,498        2,942,760        2,931,922

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